                                 EXHIBIT 21.1

                     SCIENTIFIC TECHNOLOGIES INCORPORATED

                          Annual Report on Form 10-K
                         Year ended December 31, 1997


Subsidiaries of the Registrant.


Applied Electro Technology, International, a California corporation Zaisan Inc., a Texas corporation
STI Scientific Technologies GmbH, a German corporation